Rule 497(e)
File Nos. 002-89550; 811-03972

FUTUREFUNDS SERIES ACCOUNT
of
Empower Annuity Insurance Company of America
Group Flexible Premium Variable Annuity Contracts
_____________________________
Supplement dated September 22, 2023 to the Prospectus dated May 1, 2023
This Supplement amends certain information contained in the Prospectus dated May 1, 2023.
Appendix A – Eligible Funds Available Under the Group Contract
Effective immediately, the Current Expenses for the below-listed funds shown in the Appendix A – Eligible Funds Available Under the Group Contract section of the Prospectus dated May 1, 2023 are updated as follows.
All other information contained in the Appendix A – Eligible Funds Available Under the Group Contract section of the Prospectus dated May 1, 2023 remains unchanged.
TYPE/ INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR (or since inception)	10 YEAR (or since inception)
Seeks long-term capital growth	Franklin Small-Mid Cap Growth Fund Adviser: Franklin Advisers, Inc. Subadviser: N/A	0.90%[1]	-33.71%	7.40%	10.22%
Seeks total return through growth of capital and current income	Invesco Comstock Fund Adviser: Invesco Advisers, Inc. Subadviser: N/A	0.82%	0.54%	7.68%	10.67%
Seeks long-term growth of capital	Invesco Value Opportunities Adviser: Invesco Advisers, Inc. Subadviser: N/A	1.09%	1.35%	8.61%	10.21%

1This Portfolio Company’s Current Expenses reflect a temporary fee reduction.
This Supplement must be accompanied by and read in conjunction with the current Prospectus dated May 1, 2023. Please read this Supplement carefully and retain it for future reference.

2023-PROSUPP-2-FF